THE PRUDENTIAL SERIES FUND

Stock Index Portfolio

Supplement dated July 20, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the Stock Index Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

A. Retirement of Portfolio Manager

Daniel Carlucci, CFA, who currently serves as a portfolio manager at Quantitative Management Associates LLC (QMA) and who is one of the QMA portfolio managers responsible for the day-to-day management of the Portfolio, has announced his intention to retire from QMA at the end of 2016. The Portfolio’s other portfolio managers are expected to continue to serve as portfolio managers following Mr. Carlucci’s retirement.

B. Addition of New Portfolio Manager

Effective September 30, 2016, Edward Louie will become a portfolio manager for the Portfolio. To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows, effective September 30, 2016:

        I.            The following information is hereby added to the table entitled “Management of the Portfolio” in the Portfolio’s Summary Prospectus:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward Louie	Portfolio Manager	September 2016

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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